          ----------------------------------------------------------
                                       THE
                                 LATIN AMERICAN
                                    DISCOVERY
                                   FUND, INC.
          ----------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER

                     THE LATIN AMERICAN DISCOVERY FUND, INC.
================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
================================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
U.S. ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 2000, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 0.32% compared with -3.75% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin American Index ("the Index"). For the period from commencement of operations on June 23, 1992 through June 30, 2000, the Fund's total return, based on net asset value per share, was 215.06% compared with 119.88% for the Index. On June 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $10 3/16 , representing a 27.7% discount to the Fund's net asset value per share.

Outperformance relative to the Index for the first half of 2000 was attributable to both stock selection and country allocation. Strong stock selection in Argentina and Brazil, notably telecommunications services providers, contributed positively to performance. Our underweight stance in Colombia (-35.2%) also added to performance. Stock selection in Chile and Mexico detracted from performance.

Latin American markets advanced at the beginning of the year as investors rewarded continued signs of macroeconomic improvements in the region and steps towards increasing fiscal responsibility. However, many first quarter gains were given back during the second quarter of 2000, amidst the backdrop of poor performance and massive volatility in the developed markets. Technology stocks were particularly hit, declining in sympathy with some of the NASDAQ's sharp falls during the quarter. Latin American markets declined as the region's positive economic fundamentals were overshadowed by investor concerns over higher U.S. interest rates and tighter global liquidity. The markets rebounded toward quarter end as good U.S. economic numbers allayed investor concerns surrounding inflation and necessary interest rate hikes. Notable events during these past six months included Telefonica de Espana's (TEF) tender offers for its Latin American subsidiaries and changes in ownership within the Mexican banking sector. We are encouraged by signs of economic recovery and we believe corporate restructuring and the possibility for lower real interest rates should lead to improved earnings for many Latin companies.

Equities in Brazil were relatively flat during the first half of 2000, as positive economic fundamentals and the country's commitment to adopt greater fiscal discipline and to meet IMF targets were eclipsed by investor skittishness and the volatile performance of technology and telecom stocks. During the second quarter, Brazil's performance on the fiscal primary surplus, inflation, and industrial production figures surpassed expectations. The government demonstrated perseverance towards fiscal constraint and improving corporate governance, as evidenced by Congress' passage of the Minimum Wage Bill and Lower House approval of a corporate legislation bill. Investor sentiment during the second quarter was aggravated by a Supreme Court case on retroactive monetary readjustment to workers' accounts, with a potential fiscal cost to the government of U.S. $30 billion. Investor sentiment was also weighed down by the sharp declines in NASDAQ, but market confidence was restored in June as investor concerns regarding sharp U.S. interest rate hikes were allayed and Brazil continued to reveal positive economic developments. The Central Bank proved aggressive in June 2000, surprising the market by lowering the benchmark Selic rate by 100 basis points to 17.5%. It also lowered reserve requirements while adopting an easing bias for its monetary stance. We continue to overweight Brazil, as we are encouraged by positive economic fundamentals, improving corporate governance and fiscal responsibility, and Brazil's likelihood of meeting IMF targets.

The Fund is overweight Mexico, based on promising trends in consumer spending and consumer lending. Investor fears induced by higher U.S. interest rates and a U.S. economic slowdown (more than 80% of Mexico's exports are to the U.S.) and uncertainty regarding the presidential election on July 2, 2000 weighed down equities during the first half of the year. Equities rallied during June 2000 as investor concerns regarding higher U.S. rates were allayed and sentiment focused on continued signs of a robust domestic economic recovery. Recent highlights include the approved takeover of Mexican bank GF Bancomer by Spain's Banco Bilbao Vizcaya Argentaria (BBVA), which we believe may foster an expansion of bank credit, spearheading further GDP growth. Strong U.S. economic performance and high oil prices have also benefited Mexico, as the U.S. is the largest market for Mexican exports and oil is one of Mexico's largest exports. The Mexican peso was increasingly volatile during the second quarter and lost ground prior to the presidential elections on July 2, 2000. Although we are cautiously monitoring pressures on the peso, we believe a weaker peso may help Mexico's trade balance, which remains vulnerable when oil exports are excluded. We anticipate equities should fare well following a more certain post-election scenario, which should restore investor confidence. We are likely to add to equities in Mexico, notably to media, telecom and conglomerate industries, as we believe equities shall continue to be supported by positive economic trends coupled with attractive valuations and companies with great earnings growth potential.

Argentine equities fell 3.4%, as economic growth remained limited and market sentiment depressed. Market confidence was boosted toward the end of May when the government announced a set of measures to improve the country's fiscal woes. These initiatives included spending cuts (e.g. public sector payroll) and structural reforms (e.g. health care system). However, the practical application of the government's proposed spending cuts remains circumspect. Our underweight position in Argentina is based on our preference for better risk-reward profiles at both the stock and country level in other Latin American markets.

Chile's market declined 7.3%, despite some support from the government's removal of capital controls (abolition of the one-year holding period on foreign capital) and tax incentives. Equities fell as the market seemed to have already priced in recent measures toward opening the economy. We remain underweight Chile as we believe Chilean equities are relatively expensive compared to other Latin American assets.

Venezuelan equities led the Latin American region during the first half of 2000, gaining 19.0%. Equities have been supported by strong oil prices, positive trends in GDP and industrial production growth for the first quarter of 2000. However, we believe the current high oil price environment and related revenues coupled with higher government expenditure may threaten inflation and foreign exchange targets. We find it difficult to be enthusiastic about present investment opportunities in Venezuela and maintain an underweight position in this market.

Turning to other markets, we remain underweight Colombia and Peru. Colombian equities lost 35.2%, as rising interest rates and possible shortfalls in privatization revenues have been the main threats to economic recovery. A sharp deterioration in the political environment, including allegations of improper campaign financing by President Pastrana, have stymied the passage of important fiscal reforms. Although assets are attractively valued, our interest is tempered by a lack of positive catalysts for the equity market in the near term. Equities in Peru fell 3.1%, as contentious presidential elections during the second quarter, including the still contested run-off election on May 28, 2000, seem to have dampened investor sentiment. A delegation from the Organization of American States (OAS) has arrived in Peru and will likely suggest political reforms for implementation in the near future. We maintain an underweight stance and find limited opportunities in this market, particularly as telecom services provider Telefonica del Peru (TDP) will leave the benchmark indices following the close of parent company TEF's tender for TDP shares.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

July 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/im.

The Latin American Discovery Fund, Inc.
Investment Summary as of June 30, 2000 (Unaudited)
================================================================================

HISTORICAL
INFORMATION                                                            TOTAL RETURN(%)
                                             ------------------------------------------------------------------
                                                MARKET VALUE(1)      NET ASSET VALUE(2)    MSCI EMF LA INDEX(3)
                                             --------------------   -------------------------------------------
                                                          AVERAGE                AVERAGE                AVERAGE
                                             CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
                                             ----------   -------   ----------   -------   ----------   -------
                    YEAR TO DATE                -4.18%        --        0.32%        --       -3.75%        --
                    ONE YEAR                     9.76       9.76%      25.20      25.20%      16.71      16.71%
                    FIVE YEAR                   86.62      13.29      151.54      20.26       59.20       9.75
                    SINCE INCEPTION*           127.93      10.81      215.06      15.37      119.88      10.32

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                                YEAR ENDED DECEMBER 31,                                   SIX MONTHS
                                                                                                                            ENDED
                                                                                                                           JUNE 30,
                                                    1992*    1993     1994     1995     1996     1997     1998     1999      2000
                                                    ----     ----     ----     ----     ----     ----     ----     ----   ----------
Net Asset Value Per Share ......................   $15.23   $23.31   $17.16   $10.98   $14.77   $20.34   $8.19   $14.11    $14.09
Market Value Per Share .........................   $13.25   $27.13   $18.25   $ 9.88   $12.50   $17.94   $6.19   $10.69    $10.19
Premium/(Discount) .............................    -13.0%    16.4%     6.4%   -10.0%   -15.4%   -11.8%  -24.4%   -24.2%    -27.7%
Income Dividends ...............................       --       --   $ 0.00#      --   $ 0.16       --   $0.08   $ 0.09    $ 0.05
Capital Gains Distributions ....................       --       --   $ 5.74   $ 0.45   $ 1.14   $ 0.70   $6.67       --        --
Fund Total Return (2) ..........................     8.01%   65.36%+  -0.14%  -27.61%+  47.19%   43.06% -33.53%   73.78%     0.32%
MSCI EMF LA Index
Total Return (3) ...............................     2.00%   53.92%    0.64%  -12.83%   22.21%   31.64% -35.11%   58.89%    -3.75%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Free Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.
*    The Fund commenced operations on June 23, 1992.
#    Amount is less than $0.01 per share.
+ This return excludes the effect of the rights issued in connection with the Rights Offerings.

The Latin American Discovery Fund, Inc.
Portfolio Summary as of June 30, 2000 (Unaudited)
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities                  97.6%
Short-Term Investments              2.4%

--------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Banks                                       (8.9%)
Beverages                                   (7.7%)
Construction Materials                      (4.1%)
Diversified Telecommunication Services     (33.1%)
Electric Utilities                          (7.0%)
Media                                       (4.7%)
Metals & Mining                             (6.0%)
Multiline Retail                            (4.1%)
Oil & Gas                                   (4.8%)
Wireless Telecommunication Services         (7.4%)
Other                                      (12.2%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[CHART]

Mexico                                     (42.9%)
Brazil                                     (42.3%)
Chile                                       (6.9%)
Argentina                                   (3.5%)
United States                               (2.2%)
Venezuela                                   (1.6%)
Colombia                                    (0.2%)
Other                                       (0.4%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                     PERCENT OF
                                                                     NET ASSETS
                                                                    ------------
 1.  Telmex (Mexico)                                                   14.5%
 2.  Petrobras (Brazil)                                                 4.8
 3.  Televisa (Mexico)                                                  4.3
 4.  Cemex (Mexico)                                                     4.1
 5.  Tele Norte-Leste (Brazil)                                          3.7
 6.  FEMSA (Mexico)                                                     3.3
 7.  Embratel (Brazil)                                                  3.3
 8.  Telsp Celular (Brazil)                                             3.2
 9.  Celular CRT Participaos (Brazil)                                   3.1
10.  Wal-Mart de Mexico (Mexico)                                        3.1
                                                                       ----
                                                                       47.4%
                                                                       ====

*    Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
JUNE 30, 2000

                                                                                        VALUE
                                                                     SHARES             (000)
---------------------------------------------------------------------------------------------
COMMON STOCKS(97.4%)
(UNLESS OTHERWISE NOTED)
---------------------------------------------------------------------------------------------
ARGENTINA(3.5%)
BANKS
Banco Rio De La Plata ADR                                            50,695   U.S.$       741
                                                                              ---------------
BEVERAGES
Quilmes Industrial  ADR                                             164,355             1,829
                                                                              ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Telecom Argentina  ADR                                              114,389             3,146
                                                                              ---------------
                                                                                        5,716
                                                                              ---------------
---------------------------------------------------------------------------------------------
BRAZIL(42.3%)
BANKS
Banco Bradesco (Preferred)                                      246,801,099             2,149
Banco Bradesco ADR                                                    3,700                32
(a,b)Banco Nacional (Preferred)                                  95,420,000                 3
Itaubanco (Preferred)                                            22,840,340             2,007
Unibanco (Preferred) GDR                                             63,838             1,835
                                                                              ---------------
                                                                                        6,026
                                                                              ---------------
BEVERAGES
Brahma (Preferred)                                                  870,000               738
Brahma (Preferred) ADR                                               50,840               864
                                                                              ---------------
                                                                                        1,602
                                                                              ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES
(a)Companhia Riograndense de Telecomunicacoes (Preferred)         5,291,866             1,790
Embratel (Preferred)                                            120,161,000             2,872
Embratel  ADR                                                       102,375             2,419
Tele Centro-Sul (Preferred)                                      73,125,250             1,058
Tele Centro-Sul ADR                                                   5,260               384
Tele Norte-Leste (Preferred)                                    111,158,680             2,604
Tele Norte-Leste (Preferred)  ADR                                   143,636             3,393
Telebras (Preferred)  ADR                                            41,100             3,992
Telecomunicacoes de Parana (Preferred)                            2,936,500             1,005
                                                                              ---------------
                                                                                       19,517
                                                                              ---------------
ELECTRIC UTILITIES
Cemig  ADR                                                           60,393             1,045
Cemig (Preferred)                                                35,240,003               615
(a)CERJ                                                       4,209,300,000             1,634
Copel (Preferred)  ADR                                                   16                --@
Copel (Preferred) 'B'                                           209,619,500             1,976
Electrobras                                                      43,906,000               901
Electrobras  ADR                                                     14,130               144
Electrobras (Preferred)  ADR                                         88,840               980
Eletrobras (Preferred) 'B'                                       31,902,080               706
                                                                              ---------------
                                                                                        8,001
                                                                              ---------------
INDUSTRIAL CONGLOMERATES
Itausa Investimentos Itau (Preferred)                             1,284,010             1,246
                                                                              ---------------
---------------------------------------------------------------------------------------------
METALS & MINING
CSN                                                              64,667,500             2,029
CSN ADR                                                               6,800               209
CVRD                                                                  5,000               125
CVRD (Preferred) ADR                                                 47,230             1,334
CVRD (Preferred) 'A'                                                123,861             3,496
Gerdau (Preferred)                                              128,304,844             1,565
Usiminas (Preferred)                                                111,200               514
Usiminas ADR                                                          1,038                 5
                                                                              ---------------
                                                                                        9,277
                                                                              ---------------
MULTILINE RETAIL
Globex Utilidades (Preferred)                                        12,352               116
(a)Lojas Arapua (Preferred)                                      41,337,400                --@
(a,c)Lojas Arupua (Preferred)  ADR                                   20,775                --@
                                                                              ---------------
                                                                                          116
                                                                              ---------------
OIL & GAS
Petrobras (Preferred)                                               169,136             5,111
Petrobras (Preferred)  ADR                                           66,920             2,022
Petrobras                                                            21,400               622
                                                                              ---------------
                                                                                        7,755
                                                                              ---------------
PAPER & FOREST PRODUCTS
Aracruz Celulose  ADR                                                90,668             1,751
Votorantim Celulose e Papel ADR                                      36,990               680
                                                                              ---------------
                                                                                        2,431
                                                                              ---------------
REAL ESTATE
(c)Rossi Residential GDR                                            424,807               425
                                                                              ---------------
TEXTILES & APPAREL
Coteminas                                                         5,351,200               311
(b,c)Coteminas  ADR                                                   9,305                27
                                                                              ---------------
                                                                                          338
                                                                              ---------------
WIRELESS TELECOMMUNICATION SERVICES
(a)Celular CRT Participaos (Preferred)                           11,547,066             5,058
(a)Tele Leste Celular  (Preferred)                              717,599,039               637
Tele Leste Celular ADR                                                2,185                97
Tele Nordeste Celular (Preferred)                                77,391,900               287
Tele Norte Celular (Preferred)                                  611,474,200               620
Telesp Celular  ADR                                                  85,800             3,850
Telesp Celular (Preferred) "B"                                   78,099,253             1,412
                                                                              ---------------
                                                                                       11,961
                                                                              ---------------
                                                                                       68,695
                                                                              ---------------
---------------------------------------------------------------------------------------------
CHILE(6.4%)
BANKS
(a)Banco Edwards  ADR                                                69,853               943
Banco Santander Chile ADR                                            14,900               238
Banco Santiago  ADR                                                  28,795               515
                                                                              ---------------
                                                                                        1,696
                                                                              ---------------
BEVERAGES
CCU ADR                                                              59,200             1,343
                                                                              ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES
CTC ADR                                                             135,952             2,464
                                                                              ---------------
---------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                                                        VALUE
                                                                     SHARES             (000)
---------------------------------------------------------------------------------------------
CHILE(CONTINUED)
ELECTRIC UTILITIES
Chilectra ADR                                                       103,165   U.S.$     1,632
(a)Endesa  ADR                                                       56,909               630
(a)Enersis  ADR                                                      57,548             1,147
                                                                              ---------------
                                                                                        3,409
                                                                              ---------------
FOOD & DRUG RETAILING
D&S ADR                                                              37,675               655
Santa Isabel  ADR                                                    44,675               349
                                                                              ---------------
                                                                                        1,004
                                                                              ---------------
INDUSTRIAL CONGLOMERATES
Quinenco  ADR                                                        56,020               546
                                                                              ---------------
                                                                                       10,462
                                                                              ---------------
---------------------------------------------------------------------------------------------
COLOMBIA(0.2%)
BEVERAGES
Bavaria                                                              96,960               305
Valores Bavaria                                                      76,519                57
                                                                              ---------------
                                                                                          362
                                                                              ---------------
---------------------------------------------------------------------------------------------
MEXICO(42.9%)
BANKS
(a)Bancomer 'O'                                                   3,547,752             1,803
(a)Banmex 'L'                                                       645,651             2,611
(a)Banorte 'O'                                                      684,441               946
(a)Grupo Financiero                                                 142,520               608
                                                                              ---------------
                                                                                        5,968
                                                                              ---------------
BEVERAGES
(a)FEMSA                                                            752,319             3,211
(a)FEMSA  ADR                                                        51,493             2,217
Grupo Modelo 'C'                                                    535,000             1,199
Panamerican Beverages, Inc. 'A'                                      35,600               532
(a)Pepsi-Gemex GDR                                                   35,400               157
                                                                              ---------------
                                                                                        7,316
                                                                              ---------------
CONSTRUCTION & ENGINEERING
(a)Empresas ICA Sociedad Controladora                               364,718               103
(a)ICA ADR                                                           71,070               120
                                                                              ---------------
                                                                                          223
                                                                              ---------------
CONSTRUCTION MATERIALS
Cemex  ADR                                                          152,254             3,559
Cemex  CPO                                                          663,787             3,113
                                                                              ---------------
                                                                                        6,672
                                                                              ---------------
CONTAINERS & PACKAGING
Vitro  ADR                                                          111,592               356
                                                                              ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES
(a)Carso Global Telecom                                             916,744             2,608
Telmex 'L'  ADR                                                     411,664            23,516
                                                                              ---------------
                                                                                       26,124
                                                                              ---------------
FOOD PRODUCTS
Grupo Industrial Bimbo  'A'                                         163,732               258
                                                                              ---------------
INDUSTRIAL CONGLOMERATES
Alfa 'A'                                                            883,849             2,025
(a)Grupo Carso 'A1'                                                 476,245             1,689
                                                                              ---------------
                                                                                        3,714
                                                                              ---------------
---------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS
Grupo Mexicano de Video ADR                                          40,000                --@
                                                                              ---------------
MACHINERY
Tamsa  ADR                                                           44,212               613
                                                                              ---------------
MEDIA
(a)CIE                                                              188,300               737
(a)Televisa CPO GDR                                                 100,646             6,938
                                                                              ---------------
                                                                                        7,675
                                                                              ---------------
METALS & MINING
(a)Grupo Mexico 'B'                                                 170,610               480
                                                                              ---------------
MULTILINE RETAIL
(a)Grupo Sanborns                                                   187,350               301
(a)Soriana 'B'                                                      329,585             1,313
(a)Wal-mart De Mexico 'C'                                           978,227             2,256
(a)Wal-mart De Mexico 'V'                                         1,045,261             2,453
(a)Wal-mart De Mexico ADR                                            11,250               264
                                                                              ---------------
                                                                                        6,587
                                                                              ---------------
PAPER & FOREST PRODUCTS
Kimberly  'A'                                                     1,334,074             3,796
                                                                              ---------------
                                                                                       69,782
                                                                              ---------------
---------------------------------------------------------------------------------------------
UNITED STATES(0.5%)
FOOD PRODUCTS
Seminis, Inc. 'A'                                                    53,575               141
                                                                              ---------------
INTERNET SOFTWARE & SERVICES
(a)StarMedia Network Inc.                                            31,900               602
                                                                              ---------------
                                                                                          743
                                                                              ---------------
---------------------------------------------------------------------------------------------
VENEZUELA(1.6%)
DIVERSIFIED TELECOMMUNICATION SERVICES
CANTV  ADR                                                           93,995             2,555
                                                                              ---------------
---------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost U.S.$137,828)                                                                  158,315
                                                                              ---------------
---------------------------------------------------------------------------------------------

                                                                       FACE
                                                                     AMOUNT             VALUE
                                                                      (000)             (000)
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS(2.2%)
---------------------------------------------------------------------------------------------
CHILE(0.5%)
TIME DEPOSIT
Citibank
5.41%, 07/11/00                    CLP                                  425               841
                                                                              ---------------
MUTUAL FUND
Citi Corp. Cash Fund                                                     18                40
                                                                              ---------------
                                                                                          881
                                                                              ---------------
---------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                                       FACE
                                                                     AMOUNT             VALUE
                                                                      (000)             (000)
---------------------------------------------------------------------------------------------
UNITED STATES(1.7%)
REPURCHASE AGREEMENT
Chase Securities, Inc., 6.15%
dated 6/30/00, due
7/03/00, to be
repurchased at
U.S.$2,756, collateralized
by U.S.$1,940 United
States Treasury Notes,
13.25%, due 5/15/14,
valued at U.S.$2,863                                        U.S.$     2,755   U.S.$     2,755
                                                                              ---------------
---------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(Cost U.S.$3,635)                                                                       3,636
                                                                              ---------------
---------------------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN(0.2%)
Brazil Real                                                 BRL         496               275
Chilean Peso                                                CLP         306                 1
Mexican Peso                                                MXP         129                13
                                                                              ---------------
(Cost U.S.$287)                                                                           289
                                                                              ---------------
---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS(99.8%)
(Cost $141,750)                                                                       162,240
                                                                              ---------------
---------------------------------------------------------------------------------------------

                                                                     AMOUNT            AMOUNT
                                                                      (000)             (000)
---------------------------------------------------------------------------------------------
OTHER ASSETS (1.8%)
Cash                                                        U.S.$        15
Receivable for Investments Sold                                       2,328
Dividends Receivable                                                    470
Interest Receivable                                                      71
Foreign Withholding Tax Reclaim Receivable                                5
Other                                                                    44             2,933
                                                            ---------------   ---------------
---------------------------------------------------------------------------------------------
LIABILITIES (-1.6%)
Payable For:
Investments Purchased                                                  (923)
Chilean Taxes                                                          (638)
Dividends Declared                                                     (599)
Investment Advisory Fees                                               (149)
Directors' Fees and Expenses                                            (67)
Professional Fees                                                       (49)
Administrative Fees                                                     (48)
Custodian Fees                                                          (41)
Shareholder Reporting Expenses                                          (39)
Other Liabilities                                                       (31)           (2,584)
                                                                              ---------------
---------------------------------------------------------------------------------------------

                                                                                       AMOUNT
                                                                                        (000)
---------------------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 11,536,125, issued and
outstanding U.S.$ 0.01 par value shares
(100,000,000 shares authorized)                                               U.S.$   162,589
                                                                              ===============
---------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                     U.S.$     14.09
                                                                              ===============
---------------------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------
Common Stock                                                                  U.S.$       115
Capital Surplus                                                                       154,984
Undistributed Net Investment Income                                                       550
Accumulated Net Realized Loss                                                         (13,550)
Unrealized Appreciation on Investments and Foreign Currency Translations               20,490
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                              U.S.$   162,589
                                                                              ===============
---------------------------------------------------------------------------------------------

(a)    -- Non-income producing.
(b)    -- Securities valued at fair value see note A-1 to financial statements.
(c)    -- 144A Security Certain conditions for public sale may exist.
@      -- Value is less than U.S. $500.
ADR    -- American Depositary Receipt.
GDR    -- Global Depositary Receipt.

---------------------------------------------------------------------------------------------
JUNE 30, 2000 EXCHANGE RATES:
---------------------------------------------------------------------------------------------
BRL    Brazilian Real                                                      1.804 = U.S. $1.00
CLP    Chilean Peso                                                      538.550 = U.S. $1.00
MXP    Mexican Peso                                                        9.842 = U.S. $1.00
---------------------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
Under the terms of foreign currency exchange contracts open at June 30, 2000, the Fund is obligated to deliver and receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                                            IN                             NET
    TO                                            EXCHANGE                      UNREALIZED
 DELIVER           VALUE        SETTLEMENT           FOR           VALUE        GAIN (LOSS)
  (000)            (000)           DATE             (000)          (000)           (000)
---------------------------------------------------------------------------------------------
U.S.$   61     U.S.$     61       07/03/00      BRL      111    U.S.$     61    U.S.$    --
       433              433       07/03/00      MXP    4,259             433             --
BRL  1,208              670       07/05/00      U.S.$    670             670             --
               ------------                                     ------------    -----------
               U.S.$  1,164                                     U.S.$  1,164    U.S.$    --
               ============                                     ============    ===========
---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- JUNE 30, 2000

                                                                                      PERCENT
                                                                      VALUE            OF NET
INDUSTRY                                                              (000)            ASSETS
---------------------------------------------------------------------------------------------
Banks                                                       U.S.$    14,431               8.9%
Beverages                                                            12,452               7.7
Construction & Engineering                                              223               0.1
Construction Materials                                                6,672               4.1
Containers & Packaging                                                  356               0.2
Diversified Telecommunication Services                               53,806              33.1
Electric Utilities                                                   11,410               7.0
Food Drug & Retailing                                                 1,004               0.6
Food Products                                                           399               0.2
Industrial Conglomerates                                              5,506               3.4
Internet Software & Services                                            602               0.4
Machinery                                                               613               0.4
Media                                                                 7,675               4.7
Metals & Mining                                                       9,757               6.0
Multiline Retail                                                      6,703               4.1
Oil & Gas                                                             7,755               4.8
Paper & Forest Products                                               6,227               3.8
Real Estate                                                             425               0.3
Textiles & Apparel                                                      338               0.2
Wireless Telecommunication Services                                  11,961               7.4
Other                                                                 3,925               2.4
                                                            ---------------   ---------------
                                                            U.S.$   162,240              99.8%
                                                            ===============   ===============
---------------------------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
JUNE 30, 2000
                                                                                      PERCENT
                                                                      VALUE            OF NET
COUNTRY                                                               (000)            ASSETS
---------------------------------------------------------------------------------------------
Argentina                                                   U.S.$     5,716               3.5%
Brazil                                                               68,695              42.3
Chile                                                                11,343               6.9
Colombia                                                                362               0.2
Mexico                                                               69,782              42.9
United States                                                         3,498               2.2
Venezuela                                                             2,555               1.6
Other                                                                   289               0.2
                                                            ---------------   ---------------
                                                            U.S.$   162,240              99.8%
                                                            ===============   ===============
---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                      SIX MONTHS ENDED
                                                                        JUNE 30, 2000
                                                                         (UNAUDITED)
STATEMENT OF OPERATIONS                                                     (000)
--------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ..........................................................   U.S.$     1,678
Interest ...........................................................               270
Less: Foreign Taxes Withheld .......................................               (18)
--------------------------------------------------------------------------------------
Total Income .......................................................             1,930
--------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees ...........................................               948
Administrative Fees ................................................               117
Professional Fees ..................................................                53
Custodian Fees .....................................................                43
Country Tax Expense ................................................                34
Shareholder Reporting Expenses .....................................                34
Directors' Fees and Expenses .......................................                15
Transfer Agent Fees ................................................                10
Other Expenses .....................................................                53
--------------------------------------------------------------------------------------
Total Expenses .....................................................             1,307
--------------------------------------------------------------------------------------
Net Investment Income ..............................................               623
--------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
Investment Securities Sold .........................................             6,771
Foreign Currency Transactions ......................................               (33)
--------------------------------------------------------------------------------------
Net Realized Gain ..................................................             6,738
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Depreciation on Investments ........................................            (7,932)
Appreciation on Foreign Currency Translations ......................                60
--------------------------------------------------------------------------------------
Change in Unrealized Appreciation/Depreciation .....................            (7,872)
--------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation            (1,134)
--------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............   U.S.$      (511)
======================================================================================


                                                                         SIX MONTHS ENDED
                                                                          JUNE 30, 2000       YEAR ENDED
                                                                            (UNAUDITED)    DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                            (000)              (000)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment Income ................................................   U.S.$       623    U.S.$     1,511
Net Realized Gain ....................................................             6,738              6,461
Change in Unrealized Appreciation/Depreciation .......................            (7,872)            62,563
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations ......              (511)            70,535
-----------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income ................................................              (599)            (1,059)
-----------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Repurchase of Shares (220,000 and 437,200 shares, respectively) ......            (2,202)            (3,493)
-----------------------------------------------------------------------------------------------------------
Total Increase (Decrease) ............................................            (3,312)            65,983
Net Assets:
Beginning of Period ..................................................           165,901             99,918
-----------------------------------------------------------------------------------------------------------
End of Period (including undistributed net investment
income of U.S.$550 and U.S.$526, respectively) .......................   U.S.$   162,589    U.S.$   165,901
===========================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                       SIX MONTHS
AND RATIOS:                                      ENDED                                YEARS ENDED DECEMBER 31,
                                             JUNE 30, 2000   ---------------------------------------------------------------------
                                              (UNAUDITED)        1999           1998           1997            1996        1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......  U.S.$  14.11   U.S.$   8.19   U.S.$  20.34   U.S.$  14.77    U.S.$  10.98     17.16
----------------------------------------------------------------------------------------------------------------------------------
Offering Costs .............................            --             --             --             --              --     (0.07)
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ...............          0.05           0.13           0.15          (0.01)           0.18      0.05
Net Realized and Unrealized Gain (Loss)
on Investments .............................         (0.08)          5.83          (5.62)          6.28            4.91     (4.63)
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations ...........         (0.03)          5.96          (5.47)          6.27            5.09     (4.58)
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income ......................         (0.05)         (0.09)         (0.07)            --           (0.16)       --
In Excess of Net Investment Income .........            --             --          (0.01)            --              --        --
Net Realized Gain ..........................            --             --          (4.34)         (0.70)          (1.14)    (0.44)
In Excess of Net Realized Gain .............            --             --          (2.33)            --              --     (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions ........................         (0.05)         (0.09)         (6.75)         (0.70)          (1.30)    (0.45)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to
Shares Issued through Rights Offering ......            --             --             --             --              --     (1.08)
----------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased .  U.S.$   0.06           0.05           0.07             --              --        --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............  U.S.$  14.09   U.S.$  14.11   U.S.$   8.19   U.S.$  20.34    U.S.$  14.77     10.98
==================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD ......  U.S.$  10.19   U.S.$  10.69   U.S.$   6.19   U.S.$  17.94    U.S.$  12.50      9.88
==================================================================================================================================
TOTAL INVESTMENT RETURN:
Market Value ...............................         (4.18)%        74.23%        (43.06)%        49.08%          38.50%   (38.78)%+
Net Asset Value (1) ........................          0.32%         73.78%        (33.53)%        43.06%          47.19%   (27.61)%+
==================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)         U.S.$162,589   U.S.$165,901   U.S.$ 99,918   U.S.$236,260    U.S.$171,586   127,616
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ....          1.59%*         1.68%          1.93%          1.82%           1.81%     2.17%
Ratio of Net Investment Income (Loss)
to Average Net Assets ......................          0.76%*         1.24%          1.36%         (0.07)%          1.24%     0.31%
Portfolio Turnover Rate ....................            25%            77%           178%           259%            186%      122%
----------------------------------------------------------------------------------------------------------------------------------

*    Annualized.
+ This return excludes the effect of the rights issued in connection with the Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
--------

     The Latin American Discovery Fund, Inc. (the "Fund") was incorporated on November 12, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities, including purchased options, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the

     Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain
     (loss) on investment securities sold in the financial statements.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six month period ended June 30, 2000, the Fund's investments in the derivative instruments described above only included foreign currency exchange contracts.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.15% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. Bice Chileconsult Agente de Valores S.A. (the "Chilean Administrator") provides administrative services to the Fund under the terms of a separate Administration Agreement and is paid an annual fee, computed weekly and payable monthly, equal to the greater of 0.25% of the Fund's average weekly net assets invested in Chile or $20,000. Cititrust S.A. (the "Colombian Administrator") provides administrative services to the Fund and is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Colombia.

E. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

F. During the six month period ended June 30, 2000, the Fund made purchases and sales totaling approximately $39,931,000 and $40,929,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2000, the U.S. Federal income tax cost basis of securities was $141,463,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $20,488,000 of which $39,398,000 related to appreciated securities and $18,910,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $16,727,000 available to offset future capital gains of which $14,061,000 will expire on December 31, 2006 and $2,666,000 will expire on December 31, 2007. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

G. A significant portion of the Fund's net assets consist of securities denominated in Latin American currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Latin American securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Latin American securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2000, the deferred fees payable under the Plan, totaled $67,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six month period ended June 30, 2000, the Fund repurchased 220,000 shares or 1.87% of its Common Stock at an average price per share of $9.96, excluding $11,000 in commissions paid, and an average discount of 22.61% from net asset value per share. For the year ended December 31, 1999, the Fund repurchased 437,200 shares or 3.59% of its Common Stock at an average price per share of $7.94, excluding $82,000 in commissions paid, and an average discount of 15.58% from net asset value per share. Since the inception of the program, the Fund has repurchased 1,200,000 shares or 9.42% of its Common Stock at an average price per share of $7.58, excluding $167,000 in commissions paid, and an average discount of 19.44% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

J. During June 2000, the Board of Directors declared a distribution of $0.0519 per share, derived from net investment income, payable on July 11, 2000, to shareholders of record on June 30, 2000.

                        K. Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Fund was held on June 15, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                           VOTES IN       VOTES       VOTES
PROPOSAL:                                                                  FAVOR OF      AGAINST    ABSTAINED
---------                                                                  --------      -------    ---------
1.  To elect the following Directors:  Andrew McNally IV ................  8,263,273      90,219           --
                                       Frederick O. Robertshaw ..........  8,255,317      98,175           --
                                       Harold J. Schaaff, Jr ............  8,245,966     107,526           --
                                       Fergus Reid ......................  8,245,221     108,271           --
                                       Graham E. Jones ..................  8,254,229      99,263           --
                                       John D. Barrett II ...............  8,257,109      96,383           --
                                       Samuel T. Reeves. ................  7,770,123     583,369           --
                                       Gerard E. Jones ..................  8,245,429     108,063           --

The Annual Meeting of the Stockholders of the Fund was reconvened on August 1, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                           VOTES IN       VOTES       VOTES
PROPOSAL:                                                                  FAVOR OF      AGAINST    ABSTAINED
---------                                                                  --------      -------    ---------
2.  To ratify the selection of Ernst & Young LLP as independent
    accountants of the Fund .............................................  8,620,095     376,693       20,974

--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS, IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP, WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS, AUDIT COMMITTEE AND SHAREHOLDERS, ENGAGED ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS AS OF AUGUST 1, 2000.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                   The Latin American Discovery Fund, Inc.
                   Boston Equiserve
                   Dividend Reinvestment and Cash Purchase Plan
                   P.O. Box 1681
                   Boston, MA 02105
                   1-800-730-6001